Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)                                The accompanying Annual Report on Form 10-K/A for the period ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 28, 2008	/s/ Rodney A. Young
President and
Chief Executive Officer

Date:	February 28, 2008	/s/ Brian Smrdel
Controller
(Principal Accounting Officer)